Exhibit 99.1

Aviat Networks Completes the Acquisition of NEC’s Wireless Transport Business

Austin, TX, November 30, 2023 — Aviat Networks, Inc. (“Aviat Networks,” “Aviat,” or the “Company”), (Nasdaq: AVNW), the leading expert in wireless transport and access solutions, today announced the completion of its acquisition of the Wireless Transport Business of NEC Corporation (“NEC”). The completion of this acquisition significantly increases the scale of Aviat Networks, enhances the Company’s product portfolio with a greater capability to innovate, and creates a more diversified business.

“We are pleased to close this transaction and further solidify our position as the leading wireless transport specialist company,” said Pete Smith, CEO of Aviat Networks. “Now with the two businesses’ products and services together, Aviat will be able to offer a superior solution to its combined customers around the world.”

Mr. Smith continued, “We are eager to bring our best-in-class services and operations to the customers joining Aviat. We are committed to our goal of providing a better customer experience for all customers as a result of this transaction. Additionally, we welcome the employees joining Aviat from NEC. We look forward to building a great business together.”

Aviat will include the acquired Wireless Transport Business in updated fiscal year 2024 guidance which will be provided in Aviat’s fiscal 2024 second quarter earnings call. The acquired business will impact only the last month of Aviat’s fiscal 2024 second quarter, which will be reflected in Aviat’s next earnings report.

Aviat Networks previously announced its entry into a definitive agreement to purchase the assets of NEC’s Wireless Transport Business on May 9, 2023. Updates to the terms of the agreement, along with the full details of the final Purchase Agreement, have been filed with the SEC today. The final purchase price of the transaction was $65.5 million with $42.1 million in cash consideration and $23.4 million in stock consideration. Aviat is drawing on its previously announced committed debt financing to fund the cash portion of the transaction. The price per share of the stock consideration remains fixed at $31.74 per share based on Aviat’s 30-day volume weighted average price prior to the May 9, 2023 definitive agreement. The reduction in purchase price is a result of a portion of the acquired business that could not be transferred as originally planned and accounts for approximately 7% of the previously disclosed $150 million annual run rate revenue expected from the acquired business.

About Aviat Networks, Inc.

Aviat Networks, Inc. is the leading expert in wireless transport and access solutions and works to provide dependable products, services and support to its customers. With more than one million systems sold into 170 countries worldwide, communications service providers and private network operators including state/local government, utility, federal government and defense organizations trust Aviat with their critical applications. Coupled with a long history of microwave innovations, Aviat provides a comprehensive suite of localized professional and support services enabling customers to drastically simplify both their networks and their lives. For more than 70 years, the experts at Aviat have delivered high performance products, simplified operations, and the best overall customer experience. Aviat is headquartered in Austin, Texas. For more information, visit www.aviatnetworks.com or connect with Aviat Networks on Twitter, Facebook and LinkedIn.

Aviat Networks Media Contact: Stuart Little, stuart.little@aviatnet.com

Aviat Networks Investor Relations Contact: Andrew Fredrickson, andrew.fredrickson@aviatnet.com

Forward-Looking Statements

The information contained in this Current Report on Form 8-K includes forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, including Aviat’s beliefs and expectations regarding the Transaction with NEC, outlook, business conditions, new product solutions, customer positioning, future orders, bookings, new contracts, cost structure, profitability in fiscal 2024, process improvements, plans and objectives of management, realignment plans and review of strategic alternatives and expectations regarding future revenue, Adjusted EBITDA, operating income of earnings or loss per share. All statements, trend analyses and other information contained herein regarding the foregoing beliefs and expectations, as well as about the markets for the services and products of Aviat and trends in revenue, and other statements identified by the use of forward-looking terminology, including “anticipate,” “believe,” “plan,” “estimate,” “expect,” “goal,” “will,” “see,” “continue,” “delivering,” “view,” and “intend,” or the negative of these terms or other similar expressions, constitute forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, forward-looking statements are based on estimates reflecting the current beliefs, expectations and assumptions of the senior management of Aviat regarding the future of its business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Such forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Forward-looking statements should therefore be considered in light of various important factors, including those set forth in this document. Therefore, you should not rely on any of these forward-looking statements.

Important factors that could cause actual results to differ materially from estimates or projections contained in the forward-looking statements include the following: disruption the NEC Transaction may cause to customers, vendors, business partners and our ongoing business; our ability to integrate the operations of the acquired NEC Corporation businesses with our existing operations and fully realize the expected synergies of the NEC Transaction on the expected timeline; the impact of COVID-19; disruptions relating to the ongoing conflict between Russia and Ukraine and the conflict in Israel and surrounding areas; continued price and margin erosion in the microwave transmission industry; the impact of the volume, timing, and customer, product, and geographic mix of our product orders; our ability to meet financial covenant requirements; the timing of our receipt of payment; our ability to meet product development dates or anticipated cost reductions of products; our suppliers’ inability to perform and deliver on time, component shortages, or other supply chain constraints; the effects of inflation; customer acceptance of new products; the ability of our subcontractors to timely perform; weakness in the global economy affecting customer spending; retention of our key personnel; our ability to manage and maintain key customer relationship; uncertain economic conditions in the telecommunications sector combined with operator and supplier consolidation; our failure to protect our intellectual property rights or defend against intellectual property infringement claims; the results of our restructuring efforts; the effects of currency and interest rate risks; the effects of current and future government regulations; general economic conditions, including uncertainty regarding the timing, pace and extent of an economic recovery in the United States and other countries where we conduct business; the conduct of unethical business practices in developing countries; the impact of political turmoil in countries where we have significant business; our ability to realize the anticipated benefits of any proposed or recent acquisitions; the impact of tariffs, the adoption of trade restrictions affecting our products or suppliers, a United States withdrawal from or significant renegotiation of trade agreements, the occurrence of trade wars, the closing of border crossings, and other changes in trade regulations or relationships; our ability to implement our stock repurchase program or that it will enhance long-term stockholder value; and the impact of adverse developments affecting the financial services industry, including events or concerns involving liquidity, defaults or non-performance by financial institutions.

For more information regarding the risks and uncertainties for Aviat’s business, see “Risk Factors” in Aviat’s Form 10-K for the fiscal year ended June 30, 2023 filed with the U.S. Securities and Exchange Commission (“SEC”) on August 30, 2023, as well as other reports filed by Aviat with the SEC from time to time. Aviat undertakes no obligation to update publicly any forward-looking statement, whether written or oral, for any reason, except as required by law, even as new information becomes available or other events occur in the future.